UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

Soho House & Co Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom	WC2R 1EA
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 20 7851 2300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 15, 2025, Soho House & Co. Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EH Parent LLC, a Delaware limited liability company (“Parent”) and an affiliate of The Yucaipa Companies LLC, a Delaware limited liability company (together with its affiliates, “Yucaipa”), and EH MergerSub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

In connection with the execution of the Merger Agreement, MCR Hospitality Fund IV LP and MCR Hospitality Fund IV QP LP (collectively, “MCR”) delivered an equity commitment letter (the “MCR Equity Commitment Letter”) pursuant to which MCR committed, subject to the terms and conditions thereof, to purchase $200.0 million (MCR’s “Closing Commitment”) of shares of Merger Sub common stock at a price of $9.00 per share, at or prior to the closing of the Merger (“Closing”). MCR’s Closing Commitment is intended to be used to fund a portion of the consideration payable to the Company’s stockholders in connection with the Merger.

On January 5, 2026, MCR informed Yucaipa that it will not be able to fund its Closing Commitment in full at or prior to the currently anticipated Closing date. However, Yucaipa and the Special Committee of the Board of Directors of the Company, together with their respective advisors, are engaging with affiliates of MCR, as well as other parties, to secure the funding of the $200.0 million evidenced by MCR’s Closing Commitment. While numerous options are being pursued, there can be no assurance that such efforts will be successful. In the meantime, the Company will proceed with its special meeting of stockholders to adopt the Merger Agreement, scheduled to occur on January 9, 2026. The parties to the Merger Agreement intend to close the Merger as soon as possible following the satisfaction of the conditions to Closing under the Merger Agreement.

Important Additional Information and Where To Find It

In connection with the Merger, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and certain supplemental disclosures to the Definitive Proxy Statement on a Form 8-K filed on December 31, 2025 (the “Supplemental Disclosures”). In addition, the Company and the Buyer Filing Parties (as defined in the Schedule 13E-3) have filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company may also file other documents with the SEC regarding the Merger. This report is not a substitute for the Definitive Proxy Statement, the Supplemental Disclosures, the Schedule 13E-3 or any other document which the Company has filed or may file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SUPPLEMENTAL DISCLOSURES, THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of the Definitive Proxy Statement, the Supplemental Disclosures and the Schedule 13E-3, and any amendments or supplements thereto, and other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://sohohouseco.com/financials/sec-filings/default.aspx. Website addresses included in this report are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this report.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Definitive Proxy Statement. To the extent that such individuals’ holdings of the Company’s common stock have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Forms 4 filed with the SEC. Other information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials filed with SEC in connection with the Merger. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This report, the documents to which the Company refers you in this report and information included in oral statements or other written statements made or to be made by the Company or on the Company’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation statements relating to the completion of, and equity financing for, the Merger. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “future,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “target,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature, but the absence of these words does not mean that the statement is not forward-looking. The Company’s stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the SEC, including in its most recent filings on Forms 10-K and 10-Q and factors and matters described or incorporated by reference in the Definitive Proxy Statement and the Schedule 13E-3.

You should read this report and the documents referenced herein with the understanding that the Company’s actual future results, performance and achievements may be materially different from what it expects. The Company qualifies all of its forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this report or the other documents containing them. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHO HOUSE & CO INC.
(Registrant)

/s/ Neil Thomson
Name: Neil Thomson
Title: Chief Financial Officer

Date: January 8, 2026